Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 948,525,000.00
Previously Paid Amount	0.00
Total Fee Amount	145,219.18
Total Offset Amount	$ 88,065.00
Narrative Disclosure	Additional Narrative Disclosure.
Net Fee	$ 57,154.18
Narrative - Max Aggregate Offering Price	$ 948,525,000.00
Final Prospectus	true